SUPPLEMENT TO THE
FIDELITY FIFTYSM
AUGUST 24, 1998
PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 9. John Muresianu is manager of Fidelity Fifty, which he has managed since January 1999. He also manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Muresianu has worked as an analyst and manager.
The following information replaces the first two paragraphs found in "Investment Principles and Risks" on page 10.
THE FUND seeks capital appreciation by investing primarily in equity securities of domestic and foreign companies that FMR believes have the greatest potential for growth. The fund normally invests in 50-60 stocks.